UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 24, 2009

BAYHILL CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-11730	84-1089377
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

10757 S. Riverfront Pkwy South Jordan, Utah		84095
(Address of principal executive offices)		(Zip Code)

(801) 816-2529
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 3.02    Unregistered Sales of Equity Securities.

On April 22, 2009 the Company’s Board of Directors (the “Board”) approved the issuance of unregistered shares of Common Stock in exchange for the conversion of outstanding convertible debt, and accounts payable.  Based on the Board’s action, the Company entered into agreements providing for the issuance of an aggregate of 676,131 shares of Common Stock in satisfaction and cancellation of the following obligations (i) $26,750 in convertible debt, payable to Vector Capital LLC, pursuant to the terms of Secured Convertible Notes, for a total of 66,875 shares of Common Stock, (ii) $108,741 in convertible debt, payable to Little Hollow Farms, Inc., pursuant to the terms of Secured Convertible Notes, for a total of 271,853 shares of Common Stock, (iii) $26,249 in convertible debt, payable to James U. Jensen., pursuant to the terms of Secured Convertible Notes, for a total of 65,623 shares of Common Stock, (iv) $91,015 in convertible debt, payable to VenCore Solutions LLC, pursuant to the settlement of Convertible Notes and cancellation of Warrants, for a total of 98,307 shares of Common Stock, (v) $173,474 in accounts payable and accrued compensation to six creditors who were also affiliates of the Company, for a total of 173,474 shares of Common Stock.

 Exemption From Registration Claimed. The shares of Common Stock referenced in this Item 3.02 were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock, notes and warrants were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

There were no underwriting discounts or commissions in connection with the above issuances.

Item 8.01           Other Events

On April 23, 2009, the Company issued a press release announcing the transactions described above along with other debt settlements.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01            Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Title of Document	Location

99.1	Press Release dated April 23, 2009	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYHILL CAPITAL CORPORATION

Date: April 24, 2009	By:	/s/ Robert K. Bench
Robert K. Bench
Chief Executive Officer